Exhibit 10.1

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 1 to Amended and Restated Credit Agreement, dated as of December 15, 2014 (this “Amendment”), is entered into by BASIC ENERGY SERVICES, INC., a Delaware corporation (the “Borrower”), the undersigned lenders party to the Credit Agreement described below, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer.

INTRODUCTION

Reference is made to the Amended and Restated Credit Agreement dated as of November 26, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the Administrative Agent.

The Borrower has requested, and the Required Lenders and the Administrative Agent have agreed, on the terms and conditions set forth herein, to make certain amendments to the Credit Agreement.

THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Required Lenders, and the Administrative Agent hereby agree as follows:

Section 1. Definitions; References. Unless otherwise defined in this Amendment, each term used in this Amendment that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2. Amendment to Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in appropriate alphabetical order:

“Permitted Purchased Notes” means those Senior Notes prepaid, purchased or otherwise satisfied by the Borrower or any other Loan Party in accordance with Section 7.15(e).

(b) Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence at the end of the definition of “Consolidated Interest Coverage Ratio”:

For purposes of calculating the Consolidated Interest Coverage Ratio and Consolidated EBITDA, Consolidated Interest Charges shall not include any interest in connection with the Permitted Purchased Notes.

(c) Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence at the end of the definition of “Consolidated Leverage Ratio”:

For purposes of calculating the Consolidated Leverage Ratio, Consolidated Funded Indebtedness shall not include the Permitted Purchased Notes for so long and to the extent that the same are held by the Borrower or any other Loan Party.

(d) Section 1.01 of the Credit Agreement is hereby amended by (i) deleting “and” immediately before clause (c) in the definition of “Consolidated Net Income” and (ii) inserting the following new clause (d) immediately after clause (c) in the definition of “Consolidated Net Income”:

and (d) any interest income or gain of the Borrower for such Measurement Period with respect to the Permitted Purchased Notes.

(e) Section 7.05 of the Credit Agreement is hereby amended by (i) deleting “and” at the end of clause (g), (ii) replacing the period at the end of clause (h) with “; and” and (iii) inserting the following new clause (i) immediately after clause (h):

(i) Dispositions of the Permitted Purchased Notes if (i) at the time of such Disposition, no Default shall exist or would result from such Disposition, (ii) the proceeds from such Disposition are not less than the amount expended by the Borrower or any other Loan Party to acquire such Permitted Purchased Notes and (iii) the purchase price for such Permitted Purchased Notes shall be paid to the Borrower or such other Loan Party solely in cash.

(f) Section 7.15 of the Credit Agreement is hereby amended by (i) deleting “and” immediately before clause (d) thereof, (ii) replacing the period at the end of clause (d) with “, and” and (iii) inserting new clauses (e) and (f) immediately after clause (d):

(e) the prepayment, purchase or other satisfaction of the Senior Notes by the Borrower in an aggregate principal amount not to exceed $100,000,000; provided that, (i) no Default or Event of Default exists or would result from such prepayment, purchase or other satisfaction, and (ii) if at the time of any such action the aggregate principal amount of the Permitted Purchased Notes exceeds or would exceed after giving effect thereto $50,000,000, pro forma Liquidity shall be at least $200,000,000 after giving effect to such prepayment, purchase or other satisfaction, and (f) the cancellation or other satisfaction of any Permitted Purchased Notes.

Section 3. Representations and Warranties. The Loan Parties represent and warrant that (a) the execution, delivery, and performance of this Amendment by each Loan Party are within the corporate or equivalent power and authority of such Loan Party and have been duly authorized by all necessary corporate or other organizational action, (b) this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid, and binding obligations of each Loan Party, enforceable against each Loan Party in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws of general applicability affecting the enforcement of creditors’ rights and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law); (c) the representations and warranties of the

Borrower and each other Loan Party contained in each Loan Document are true and correct as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; (d) no Default or Event of Default exists under the Loan Documents; and (e) the Liens under the Security Documents are valid and subsisting and secure the Secured Obligations (as defined therein).

Section 4. Effect on Credit Documents. Except as amended herein, the Credit Agreement and all other Loan Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Administrative Agent’s or any Lender’s rights under the Loan Documents as amended, including the waiver of any default or event of default, however denominated. The Loan Parties acknowledge and agree that this Amendment shall in no manner impair or affect the validity or enforceability of the Credit Agreement. This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a default or event of default under the other Loan Documents.

Section 5. Effectiveness. This Amendment shall become effective, and the Credit Agreement shall be amended as provided for herein, when the Administrative Agent (or its counsel) shall have received counterparts hereof duly executed and delivered by a duly authorized officer of the Borrower, each Guarantor, and by the Lenders whose consent is required to effect the amendments contemplated hereby.

Section 6. Reaffirmation of Guaranty. By its signature hereto, each Guarantor represents and warrants that such Guarantor has no defense to the enforcement of the Guaranty, and that according to its terms the Guaranty will continue in full force and effect to guaranty the Borrower’s obligations under the Credit Agreement and the other amounts described in the Guaranty following the execution of this Amendment.

Section 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 8. Miscellaneous. The miscellaneous provisions set forth in Article X of the Credit Agreement apply to this Amendment. This Amendment may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered by telecopier or other electronic imaging means.

Section 9. ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follows.]

EXECUTED as of the first date above written.

BASIC ENERGY SERVICES, INC.

By:	/s/ T.M. “Roe” Patterson
T.M. “Roe” Patterson
President and Chief Executive Officer

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Basic Energy Services, Inc.

ACID SERVICES, LLC
ADMIRAL WELL SERVICE, INC.
BASIC ENERGY SERVICES GP, LLC
BASIC ESA, INC.
BASIC MARINE SERVICES, INC.
CHAPARRAL SERVICE, INC.
FIRST ENERGY SERVICES COMPANY
GLOBE WELL SERVICE, INC.
JETSTAR ENERGY SERVICES, INC.
JETSTAR HOLDINGS, INC.
JS ACQUISITION LLC
LEBUS OIL FIELD SERVICE CO.
MAVERICK COIL TUBING SERVICES, LLC
MAVERICK SOLUTIONS, LLC
MAVERICK STIMULATION COMPANY, LLC
MAVERICK THRU-TUBING SERVICES, LLC
MCM HOLDINGS, LLC
MSM LEASING, LLC
PERMIAN PLAZA, LLC
PLATINUM PRESSURE SERVICES, INC.
SCH DISPOSAL, L.L.C.
SLEDGE DRILLING CORP.
THE MAVERICK COMPANIES, LLC
XTERRA FISHING & RENTAL TOOLS CO.

By:	/s/ T.M. “Roe” Patterson
T.M. “Roe” Patterson
President and Chief Executive Officer

BASIC ENERGY SERVICES, L.P.

By: Basic Energy Services GP, LLC, its sole general partner

By: Basic Energy Services, Inc., its sole member

By:	/s/ T.M. “Roe” Patterson
T.M. “Roe” Patterson
President and Chief Executive Officer

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Basic Energy Services, Inc.

TAYLOR INDUSTRIES, LLC

By:	/s/ T.M. “Roe” Patterson
T.M. “Roe” Patterson
Chief Executive Officer

BASIC ENERGY SERVICES LP, LLC

By:	/s/ Jerry Tufly
Jerry Tufly
Sole Manager

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Basic Energy Services, Inc.

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Cindy Jordan
Name:	Cindy Jordan
Title:	Assistant Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Basic Energy Services, Inc.

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Anthony A. Eastman
Name:	Anthony A. Eastman
Title:	Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Basic Energy Services, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Donald W. Herrick Jr.
Name:	Donald W. Herrick Jr.
Title:	Director

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Basic Energy Services, Inc.

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender and L/C Issuer

By:	/s/ Don Backer
Name:	Don Backer
Title:	Senior Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Basic Energy Services, Inc.

AMEGY BANK, N.A.

By:	/s/ Sam Trail
Name:	Sam Trail
Title:	Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Basic Energy Services, Inc.

COMERICA BANK

By:	/s/ Evan Elsea
Name:	Evan Elsea
Title:	Relationship Manager

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Basic Energy Services, Inc.

GOLDMAN SACHS BANK USA

By:	/s/ Ashwin Ramakrishna
Name:	Ashwin Ramakrishna
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Basic Energy Services, Inc.